High Yield Bond Fund Investment Strategy - High Yield Bond Fund	May 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	At least 80% of the Fund’s net assets are invested, under normal circumstances, in high-yield, below-investment grade fixed-income securities (often referred to as “junk bonds”).These securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) or BBB– by S&P Global Ratings (“S&P”) or determined to be of comparable quality by the subadviser. Up to 15% of the Fund’s net assets can be rated below Caa3 by Moody’s or CCC– by S&P or its equivalent rating by another Nationally Recognized Statistical Ratings Organization. The Fund may also invest up to 35% of its net assets in below-investment grade foreign fixed-income securities. The Fund may also invest up to 20% of its net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB– or higher by S&P. Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets. The subadviser analyzes macroeconomic trends to develop an overall picture of a country, market, or market segment and combines that analysis with research on individual securities to achieve the Fund’s objective. In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.